SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 6, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

      On October 6, 2005, First Union Real Estate Equity and Mortgage Investments ("First Union") announced that it had received the $11 million settlement payment from the State of California relating to the loss incurred by First Union from a flood at the Peachtree Mall property in 1986. A copy of this release is attached hereto as exhibit 99.1.

      On October 7, 2005, First Union announced that it had acquired over a number of months through open market transactions an aggregate of 553,801 shares of common stock in America First Apartment Investors, Inc. (NASD:APRO), a real estate investment trust. The 553,801 shares represent approximately 5.27% of the outstanding common shares in America First Apartment Investors. In light of First Union's investment objectives, First Union intends to consider appropriate methods of maximizing the value of the shares and shareholder value in general including, without limitation, potential strategic transactions with America First Apartment Investors. A copy of this release is attached hereto as exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      99.1 Press Release, dated October 6, 2005 relating to the Peachtree Mall settlement payment.

      99.2 Press Release, dated October 7, 2005 relating to the acquisition of shares in America First Apartment Investors, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 7th day of October, 2005.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                               MORTGAGE INVESTMENTS


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President